UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	December 1, 2021
INTEGER HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-16137	16-1531026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway,	Suite 1150	Plano,	Texas	75024
(Address of principal executive offices)				(Zip Code)
(214) 618-5243
Registrant’s telephone number, including area code
_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ITGR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                            Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On December 1, 2021, Integer Holdings Corporation (the “Company”) and the Company’s subsidiary, Greatbatch Ltd. (the “Borrower”), entered into an incremental term loan agreement (the “Incremental Amendment”), by and among the Company, the Borrower, the other guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent, the other agents and arrangers party thereto and the Incremental Term A-1 Loan Lenders party thereto, which amended the Borrower’s existing credit agreement, dated as of September 2, 2021, by and among the Borrower, the Company, Wells Fargo Bank, National Association, as administrative agent and the lenders from time to time party thereto (as amended by the Incremental Amendment, the “Credit Agreement”). The Incremental Amendment provides for, among other things, the incurrence of an additional $220 million aggregate principal amount of term A loans under the Credit Agreement.
The net proceeds from the Incremental Amendment were used to (i) finance a portion of the purchase price for the acquisition of the equity interests of Oscor, Inc., Oscor Caribe, LLC and Oscor Europe GmbH (the “Acquisition”), and (ii) pay fees, commissions and expenses in connection with the Incremental Amendment and the Acquisition.
The foregoing description of the Incremental Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Incremental Amendment, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above is hereby incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
10.1
Incremental Term Loan Agreement, dated as of December 1, 2021, among Integer Holdings Corporation, Greatbatch Ltd., Wells Fargo Bank, National Association, as administrative agent, the Incremental Term A-1 Loan Lenders party thereto and the arrangers and agents party thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	December 2, 2021	INTEGER HOLDINGS CORPORATION

		By:	/s/ Jason K. Garland
Jason K. Garland
Executive Vice President and
Chief Financial Officer